UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant ☒    Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

S&T Bancorp, Inc.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! S&T BANCORP, INC. 2026 Annual Meeting Vote by May 11, 2026 11:59 PM ET. For shares held in a Plan, vote by May 7, 2026 11:59 PM ET. S&T BANCORP, INC. 800 PHILADELPHIA ST. INDIANA, PA 15701 V84010-P46471 For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* May 12, 2026 10:00 a.m., Eastern Time Virtually at: *Please You invested in S&T BANCORP, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 12, 2026. Get informed before you vote View S&T’s Proxy Statement for the 2026 Annual Meeting of Shareholders and S&T’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 online OR you can receive a free paper or email copy of the material(s) by requesting them prior to April 28, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.check the meeting materials for any special requirements for meeting attendance. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* May 12, 2026 10:00 a.m., Eastern Time Virtually at: www.virtualshareholdermeeting.com/STBA2026 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Recommends Voting Items 1. ELECTION OF DIRECTORS TO SERVE TERMS EXPIRING IN 2027 For Nominees: 01) Lewis W. Adkins, Jr. 02) David G. Antolik 03) Peter R. Barsz 04) Christina A. Cassotis 05) Stephanie N. Doliveira 06) Michael J. Donnelly 07) Jeffrey D. Grube 08) Peter G. Gurt 09) William J. Hieb 10) Christopher J. McComish 11) Bhaskar Ramachandran 2. TO RATIFY THE SELECTION OF ERNST & YOUNG LLP AS S&T’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR 2026.For 3. TO APPROVE, ON A NON-BINDING ADVISORY BASIS, THE COMPENSATION OF S&T’S NAMED EXECUTIVE OFFICERS.For TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V84011-P46471